UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2025

Perspective Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33407	41-1458152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Perspective Therapeutics, Inc. 2401 Elliott Avenue Suite 320
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 676-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CATX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 21, 2025, Perspective Therapeutics, Inc. (the “Company”) issued a press release announcing that alignment was reached with the U.S. Food and Drug Administration to open the third dosing cohort of its ongoing Phase 1/2a clinical trial for [212Pb]VMT‑α‑NET in patients with unresectable or metastatic somatostatin receptor 2‑positive neuroendocrine tumors who have not received prior radiopharmaceutical therapies. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Additionally, on June 21, 2025, the Company issued a press release and posted to its website a presentation regarding a dosimetry sub-study using [202Pb]VMT‑α‑NET as an imaging agent in the Company’s ongoing Phase 1/2a clinical trial of [212Pb]VMT‑α‑NET that was accepted for presentation at the Society of Nuclear Medicine & Molecular Imaging 2025 Annual Meeting, which is taking place from June 21-24, 2025 in New Orleans, Louisiana. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01. A copy of the presentation is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

On June 23, 2025, the Company updated its corporate presentation. A copy of the presentation is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release #1 issued by Perspective Therapeutics, Inc., dated June 21, 2025.
99.2	Press release #2 issued by Perspective Therapeutics, Inc., dated June 21, 2025.
99.3	Presentation regarding data presented at the Society of Nuclear Medicine & Molecular Imaging 2025 Annual Meeting.
99.4	Corporate Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSPECTIVE THERAPEUTICS, INC.

Date:	June 23, 2025	By:	/s/ Johan (Thijs) Spoor
Johan (Thijs) Spoor Chief Executive Officer